Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 18	Income Taxes

The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2013	2012	2011
Federal
Current	$1,885	$1,853	$907
Deferred	(83)	45	689
Federal income tax	1,802	1,898	1,596
State
Current	216	334	186
Deferred	14	4	59
State income tax	230	338	245
Total income tax provision	$2,032	$2,236	$1,841

A reconciliation of expected income tax expense at the federal statutory rate of 35 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2013	2012	2011
Tax at statutory rate	$2,717	$2,704	$2,320
State income tax, at statutory rates, net of federal tax benefit	150	220	159
Tax effect of
Tax credits, net of related expenses (a)	(648)	(479)	(458)
Tax-exempt income	(212)	(219)	(226)
Noncontrolling interests	37	55	29
Other items	(12)	(45)	17
Applicable income taxes	$2,032	$2,236	$1,841

(a)	Excludes tax credits of $473 million for the year ended December 31, 2013 which were recognized as a reduction to the related investment asset.

The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, pension and post-retirement plans and certain tax benefits related to stock options are recorded directly to shareholders’ equity as part of other comprehensive income (loss).

In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2010, are completed and resolved. The Company’s tax returns for the years ended December 31, 2011 and 2012 are under examination by the Internal Revenue Service. The years open to examination by state and local government authorities vary by jurisdiction.

A reconciliation of the changes in the federal, state and foreign unrecognized tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2013	2012	2011
Balance at beginning of period	$302	$479	$532
Additions for tax positions taken in prior years	44	73	24
Additions for tax positions taken in the current year	–	5	2
Exam resolutions	(56)	(245)	(70)
Statute expirations	(26)	(10)	(9)
Balance at end of period	$264	$302	$479

The total amount of unrecognized tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2013, 2012 and 2011, were $181 million, $240 million and $220 million, respectively. The Company classifies interest and penalties related to unrecognized tax positions as a component of income tax expense. At December 31, 2013, the Company’s uncertain tax position balance included $27 million in accrued interest. During the years ended December 31, 2013, 2012 and 2011 the Company recorded approximately $(12) million, $(8) million and $(2) million, respectively, in interest on unrecognized tax positions.

Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.

The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2013	2012
Deferred Tax Assets
Allowance for credit losses	$1,722	$1,756
Accrued expenses	485	476
Pension and postretirement benefits	277	523
Securities available-for-sale and financial instruments	172	–
Stock compensation	165	183
Federal, state and foreign net operating loss carryforwards	72	60
Partnerships and other investment assets	646	395
Other deferred tax assets, net	179	180
Gross deferred tax assets	3,718	3,573
Deferred Tax Liabilities
Leasing activities	(2,872)	(2,792)
Mortgage servicing rights	(835)	(490)
Goodwill and other intangible assets	(666)	(565)
Loans	(211)	(168)
Fixed assets	(147)	(201)
Securities available-for-sale and financial instruments	–	(232)
Other deferred tax liabilities, net	(210)	(361)
Gross deferred tax liabilities	(4,941)	(4,809)
Valuation allowance	(82)	(84)
Net Deferred Tax Asset (Liability)	$(1,305)	$(1,320)

The Company has approximately $579 million of federal, state and foreign net operating loss carryforwards which expire at various times through 2033. Limitations on the ability to realize these carryforwards is reflected in the associated valuation allowance. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.

At December 31, 2013, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if the Company’s banking subsidiaries cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.